EXHIBIT 10.13

                                                                  EXECUTION



                            FIRST AMENDMENT TO
                CONTINUING GUARANTY AND SECURITY AGREEMENTS


     This FIRST AMENDMENT TO CONTINUING GUARANTY AND SECURITY AGREEMENTS (this "Amendment") is entered into as of the 16th day of December, 1994, by and among each of the Guarantors listed on the signature pages hereof (each, individually, a "Guarantor" and, collectively, the "Guarantors"), TRANSAMERICA BUSINESS CREDIT CORPORATION, as agent (the "Agent"), and the lenders parties to the Loan Agreement referred to below (the "Lenders").


                           W I T N E S S E T H:


     WHEREAS, the Talley Manufacturing and Technology, Inc., a
Delaware corporation ("Borrower"), the Agent and the Lenders have heretofore entered in a Loan and Security Agreement dated October
22, 1993, as amended (the "Loan Agreement");

     WHEREAS, each of the Guarantors has heretofore executed and delivered to the Agent and the Lenders a Continuing Guaranty and Security Agreement dated October 22, 1993 (each, individually, a
"Guaranty" and, collectively, the "Guaranties"); and

     WHEREAS, the Guarantors, the Lenders and the Agent wish to enter into this Amendment to make certain changes to the Guaranties.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1.   Definitions.   Capitalized terms used herein and not
defined herein shall have the respective meanings given to such terms in the Guaranties.

     2.   Amendments to Paragraph 1.  Effective as of October 22,
1993, Paragraph 1 of each Guaranty is hereby amended in its entirety to read as follows:

          1. Guaranty of Indebtedness. Talley Manufacturing and Technology, Inc., a Delaware corporation ("Borrower"), the lenders from time to time parties thereto (collectively hereinafter referred to as the "Lenders"), and Transamerica Business Credit Corporation, a Delaware corporation ("TBCC"), as agent for Lenders are parties to that certain Loan and Security Agreement of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"). At the solicitation of Borrower, the undersigned requests the Lenders and TBCC, as Agent for Lenders (Lenders and TBCC, as Agent for Lenders, are hereinafter sometimes referred to collectively as the "Beneficiary") to extend credit or provide other financial accommodations to Borrower, the proceeds of which, in part or in whole, shall be made available to the undersigned and/or its affiliates to borrow or receive the benefit of from Borrower and with the consent of the Beneficiary as provided in the Loan Agreement, and in consideration thereof and for other valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the undersigned unconditionally, absolutely and irrevocably guarantees and promises to pay to the Beneficiary, on demand, in lawful money of the United States, as and when the same shall become due (by demand, acceleration or otherwise) under the Loan Agreement, all present and future Indebtedness, as hereinafter defined, of Borrower to the Beneficiary. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all "Obligations" (as that term is defined in the Loan Agreement) of Borrower to the Beneficiary and any and all other loans, advances, credit and other financial accommodations extended by the Beneficiary to Borrower, and all debts, obligations and liabilities of Borrower to the Beneficiary, of any kind and nature, whether heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and howsoever arising, whether due or not due, absolute or contingent, liquidated or unliquidated, secured or unsecured, and whether Borrower may be liable individually or jointly with others, and whether recovery upon such Indebtedness may be or hereafter becomes barred by any statute of limitations, or whether such Indebtedness may be or hereafter becomes otherwise unenforceable. Except as to those terms otherwise defined in this Continuing Guaranty, all capitalized terms used in this Continuing Guaranty shall have the respective meanings ascribed to them in the Loan Agreement.

     3. Certain Technical Amendments. Effective as of October 22, 1993, the words "TBCC, as Agent for Lenders" shall be deleted wherever they appear in Section 2 through 11, Sections 13 through 18, and the first sentence of Section 12 of the Guaranty, and the words "The Beneficiary " shall be substituted therefor.

     4. Representations and Warranties. Each Guarantor hereby represents and warrants to the Lenders and the Agent that (i) the execution, delivery and performance of this Amendment by such Guarantor are within its respective corporate powers and have been duly authorized by all necessary corporate action, (ii) no consent, approval, authorization of, or declaration or filing with, any governmental or public authority, and no consent of any other Person, is required in connection with the execution, delivery and performance of this Amendment by such Guarantor, except for those already duly obtained, (iii) this Amendment has been duly executed by such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, and (iv) the execution, delivery and performance by such Guarantor of this Amendment by such Guarantor do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of such Guarantor or any of its Affiliates by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which such Guarantor is a party or which is binding upon it, (b) any requirement of law applicable to such Guarantor, or (c) the Certificate or Articles of Incorporation or By-Laws of such Guarantor.

     5.   Reference to and Effect on Documents.

          5.1. On and after the date hereof, each reference in the Guaranties to a "this Continuing Guaranty", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to a Subsidiary Guaranty shall mean and be a refer-

ence to such Guaranty as amended hereby.

          5.2. Except as specifically amended above, all of the terms of the Guaranties shall remain unchanged and in full force and effect.

     6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (including delivery by telecopier) shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     7. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                    GUARANTORS:

                    AMCAN SPECIALTY STEELS, INC.; DIMETRICS, INC.; ELECTRODYNAMICS, INC.; JOHN J. MCMULLEN ASSOCIATES, INC.; PORCELAIN PRODUCTS CO.; ROWE INDUSTRIES, INC.; TALLEY AUTOMOTIVE PRODUCTS, INC.; TALLEY CANADA, INC.; TALLEY DEFENSE SYSTEMS, INC.; TALLEY INTERNATIONAL INVESTMENT CORPORATION; TALLEY METALS TECHNOLOGY, INC.; TALLEY TECHNOLOGY, INC.; UNIVERSAL PROPULSION COMPANY; WATERBURY COMPANIES, INC.; WDC, INC.

                    By:Mark S. Dickerson
                       Name:  Mark S. Dickerson
                       Title: Secretary

                    AGENT:

                    TRANSAMERICA BUSINESS CREDIT CORPORATION

                    By:Steve Goetschius
                       Name:  Steve Goetschius
                       Title: Vice President

                    LENDERS:

                    TRANSAMERICA BUSINESS CREDIT CORPORATION

                    By:
                       Name:
                       Title:

                    AMERICAN NATIONAL BANK AND TRUST COMPANY
                              OF CHICAGO

                    By:Elizabeth J. Limpert
                       Name:  Elizabeth J. Limpert
                       Title: Vice President

                    NATIONAL CANADA FINANCE CORPORATION

                    By:Thomas H. Hopkins
                       Name:  Thomas H. Hopkins
                       Title: Vice President

                    By:George A. Baker, Jr.
                            Name:  George A. Baker, Jr.
                            Title: Vice President